                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 11-K for the fiscal year ended December 31, 2002 as filed on behalf of the Park National Corporation Employees Stock Ownership Plan (the "Plan") with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Stuart N. Parsons, Senior Vice President of The Park National Bank, Trustee and Plan Administrator for the Plan, and John W. Kozak, Chief Financial Officer of Park National Corporation, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

     1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


/s/ Stuart N. Parsons                      /s/ John W. Kozak
-------------------------------------      -------------------------------------
Stuart N. Parsons                          John W. Kozak
Senior Vice President of The               Chief Financial Officer of Park
Park National Bank, Trustee and            National Corporation
Plan Administrator for the Park
National Corporation Employees
Stock Ownership Plan

June 26, 2003                              June 26, 2003


     *A signed original of this written statement required by Section 906[, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906,] has been provided to Park National Corporation and will be retained by Park National Corporation and furnished to the Securities and Exchange Commission or its staff upon request.